                                                        Exhibit 99.1
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                                  PRESS RELEASE
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                                 ASTRO-MED, INC.
                            600 East Greenwich Avenue
                        West Warwick, Rhode Island 02893

For Immediate Release

Contact:  Albert W. Ondis
          Joseph P. O'Connell                                  August 16, 2005
          Astro-Med, Inc.
          (401) 828-4000

                 Astro-Med Reports Record Second Quarter Sales;
                     Directors Declare Regular Cash Dividend

West Warwick, RI, August 16, 2005 -- Astro-Med,  Inc.  (NASDAQ:ALOT) reports net income of  $622,000,  equal to 11 cents per diluted  share,  on record  sales of
$14,648,000  for the Second Quarter ended July 30, 2005.  For the  corresponding period of the previous year, the Company reported net income of $602,000,  equal to 10 cents per diluted share, on sales of $13,990,000. For the six-month period ended July 30,  2005 net income was  $1,020,000,  equal to 18 cents per  diluted share, on sales of $28,841,000.

During the  corresponding  period of the prior year,  the Company  reported  net income of $2,201,000 or 38 cents per diluted share on sales of $28,232,000.  The previous year's net income included a one time non-cash benefit of $939,000,  or
16 cents per diluted share,  reported in the First Quarter due to the release of the valuation  allowance on the net deferred tax asset that was  established  in fiscal year 2003.

Commenting on the results, Albert W. Ondis, Chief Executive Officer, stated: "We are very pleased the Company has achieved both record sales and bookings  during this second quarter. New customer orders reached $15,326,000, representing a 10%
increase  over  the  corresponding  period  of the  previous  year.  Demand  was especially strong for QuickLabel  Systems®;(QLS) products where new orders were up 20%  from the  prior  year.  We  experienced  a  healthy  order  rate for the
Grass-Telefactor®(G-T) and Test & Measurement (T&M) product lines as well.

"The Company continued its increased funding of selling and marketing activities in the Second  Quarter.  These  initiatives  are  designed  to promote the brand recognition  strategy for QLS, G-T and  Astro-Med  T&M products  throughout  our global  markets.  We also affirmed our commitment to new product  development as our growth engine,  by investing 7% of sales in research & development  projects
during  the  quarter.   Astro-Med's   financial   position  remains  solid  with
$13,722,000  in cash and  marketable  securities,  a current ratio of 5:1 and no debt."

On August 15, 2005,  the Directors of Astro-Med  declared the regular  quarterly cash dividend of 4 cents per share payable on October 3, 2005 to shareholders of record on September 9, 2005.

The Second Quarter conference call will be held today,  August 16, 2005, at 5:00
PM EDT. It will be broadcast in real time on the Internet through our website at
www.astro-medinc.com.  We  invite  you to log on and  listen  in or  access  the broadcast any time for up to 5 days following the event.

Astro-Med,  Inc.  is a  leading  manufacturer  of high tech  specialty  printing
systems,   electronic   medical   instrumentation,   and  test  and  measurement
instruments employed around the world in a wide range of industrial, scientific, and medical applications.

                                 ASTRO-MED, INC.

                      Consolidated Statements of Operations
                     In Thousands, Except for Per Share Data
                                   (Unaudited)

                                                            Three-Months Ended          Six-Months Ended

                                                            July 30,       July 31,      July 30,     July 31,
                                                              2005           2004          2005          2004
                                                             -----        --------         ----          ----

           Net Sales                                        $14,648        $13,990       $28,841      $28,232

           Gross Profit                                       6,331          5,920        12,019       11,714
                                                              43.2%          42.3%         41.7%        41.5%
           Operating Expenses:
              Selling, General & Administrative               4,434          4,036         8,654        7,937
              Research & Development                            991            966         1,944        1,924
                                                                ----         -----          -----        ----
                                                              5,425          5,002        10,598        9,861

           Operating Income                                     906            918         1,421        1,853
                                                               6.2%           6.6%          4.9%         6.6%

           Other, Net                                            91             23           199          120
                                                                -----        ------        -------      ------

           Income Before Taxes                                  997            941         1,620        1,973

           Income Tax Benefit (Provision)                     (375)          (339)         (600)          228
                                                              -----          -----         -----         -----

           Net Income                                         $ 622          $ 602        $1,020      $ 2,201
                                                              =====          =====        ======      =======

           Net Income Per Share - Basic                      $ 0.12         $ 0.11        $ 0.19       $ 0.42
                                                             ======         ======        ======       ======
           Net Income Per Share - Diluted                    $ 0.11         $ 0.10        $ 0.18       $ 0.38
                                                             ======         ======        ======       ======

           Weighted Average Number of Common Shares
              - Basic                                         5,276          5,307         5,277        5,276
           Weighted Average Number of Common Shares
              - Diluted                                       5,728          5,817         5,720        5,834

           Dividends Declared Per Common Share               $ 0.04         $ 0.04        $ 0.08       $ 0.08

                                                      Selected Balance Sheet Data
                                                             In Thousands
                                                              (Unaudited)

                                                          As of               As of
                                                      July 30, 2005      January 31, 2005
                                                      -------------      ----------------

                 Cash & Marketable Securities             $13,722             $13,983
                 Current Assets                            37,345              36,726
                 Total Assets                              47,272              47,039
                 Current Liabilities                        7,449               7,458
                 Shareholders' Equity                      38,766              38,408

                              Safe Harbor Statement

This news release contains  forward-looking  statements,  and actual results may vary from those  expressed  or implied  herein.  Factors that could affect these results  include  those  mentioned in  Astro-Med's  FY2005 annual report and its annual and quarterly filings with the Securities and Exchange Commission.